UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2007

Shoe Pavilion, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23669	94-3289691
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13245 Riverside Drive, Suite 450
Sherman Oaks, California    91423
(Address of principal executive offices including zip code)

(818) 907 9975
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

     On July 31, 2007, Shoe Pavilion, Inc. (the "Company") issued a press release announcing certain financial information for the second quarter. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

     Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, unless as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Exhibits.

Exhibit	Description
99.1	Press Release dated July 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2007

Shoe Pavilion, Inc.

By: /s/ Dmitry Beinus

Dmitry Beinus
Chairman of the Board, Chief Executive Officer, President and Interim Principal Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of Shoe Pavilion, Inc. issued July 31, 2007 Also provided in PDF format as a courtesy.